SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)              AUGUST 30, 2000
                                                 -------------------------------


                            CONSOLIDATED PAPERS, INC.
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               (Exact name of registrant as specified in charter)


              WISCONSIN                   0-1051                  39-0223100
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    (State of other jurisdiction        (Commission              (IRS Employer
          of incorporation)            File Number)          Identification No.)


231 FIRST AVENUE NORTH, WISCONSIN RAPIDS, WI                     54495-8050
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (715) 422-3111
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS

         On August 30, 2000, the Registrant issued a press release announcing that the shareholders of Consolidated had approved the merger of Consolidated with a subsidiary of Stora Enso Oyj, a copy of which is attached hereto as
Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1     Press Release, dated August 30, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2000

                                            CONSOLIDATED PAPERS, INC.

                                            By:  /s/ Carl H. Wartman
                                               ---------------------------------
                                                        Carl H. Wartman
                                            Its:  Secretary and General Counsel